                                TEAM MUCHO, INC.



                                   Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of TEAM Mucho, Inc. (the "Company"), hereby appoints S. Cash Nickerson, Jose C. Blanco, and Curtis A. Loveland as his or her attorneys or any of them, with power to act without the others, as his or her true and lawful attorney, to sign, in his or her name and on his or her behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 800,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's 1996 Incentive Stock Plan, as amended (the "Plan"), and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 15th day of March 2002.


 /s/S. Cash Nickerson                     Chairman, President, and
--------------------------------          Chief Executive Officer
S. Cash Nickerson                         (Principal Executive Officer)

 /s/Jose C. Blanco                        Chief Financial Officer
--------------------------------          and Director
Jose C. Blanco                            (Principal Financial Officer)

 /s/Jay R. Strauss                        Chief Legal Officer, Vice
--------------------------------          President, Secretary
Jay R. Strauss                            and Director

 /s/Andrew Johnson                        Chief Accounting Officer
--------------------------------          (Principal Accounting Officer)
Andrew Johnson

 /s/Kevin T. Costello                     Director
--------------------------------
Kevin T. Costello

 /s/Crystal L. Faulkner                   Director
--------------------------------
Crystal L. Faulkner

 /s/Daniel J. Jessee                      Director
--------------------------------
Daniel J. Jessee

 /s/William W. Johnston                   Director
--------------------------------
William W. Johnston

 /s/ Joseph R. Mancuso                    Director
--------------------------------
Joseph R. Mancuso

 /s/Robert G. McCreary III                Director
--------------------------------
Robert G. McCreary III

 /s/James D. Robbins                      Director
--------------------------------
James D. Robbins

 /s/Michael H. Thomas                     Director
--------------------------------
Michael H. Thomas